UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21826

Nagle Funds

(Exact name of registrant as specified in charter)

57 Willow Drive

Little Silver, NJ 07739

 (Address of principal executive offices)

(Zip code)

Peter J. Nagle

57 Willow Drive

Little Silver, NJ 07739

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (800) 595-4866

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

NAGLE TOTAL MARKET PLUS FUND

December 31, 2008

Dear Shareholder,

The Nagle Total Market Plus Fund completed its second full calendar year in 2008 and now has been in existence for ten full quarters.  Although The Nagle Total Market Plus Fund has continued to steadily outperform its benchmark, the Dow Jones Wilshire 5000, the return on investment has been negative.  The current financial difficulties that were created by questionable lending practices associated with real estate and the inevitable correction of the real estate market has had a severe negative impact on the economy as a whole, and thus, the value of financial assets, including The Nagle Total Market Plus Fund.  Unfortunately, this negative trend and economic weakness has continued and spread worldwide.  The  only solace is that there is no longer any denial that things will fix themselves and it appears governments worldwide have made it priority one to create economic stability and thus the resumption of economic growth.

 Although 2009 has begun on a negative note, the opinion of the Fund’s management is to stay fully diversified while the market sorts out the individual winners and losers.  The Nagle Total Market Plus Fund has maintained a larger than normal cash position as a defensive measure.  As always, feel free to contact me with any questions about The Nagle Total Market Plus Fund.

Sincerely,

Peter J Nagle, President-The Nagle Funds

57 Willow Drive

Little Silver, NJ 07739

www.naglefunds.com

Performance Comparison

Nagle Total Market Plus Fund vs Dow Jones Wilshire 5000

0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-30.00%
-35.00%
-40.00%
-45.00%
DOW JONES WILSHIRE 5000*
NAGLE TOTAL MARKET PLUS FUND**

	4th QTR 06	1st QTR 07	2ND QTR 07	3RD QTR07	4th QTR 07	52 weeks	SINCE INCPT. 6/14/06
DOW JONES WILSHIRE 5000*	-3.50%	-10.00%	-1.50%	-8.70%	-23.50%	-38.70%	-28.10%
NAGLE TOTAL MARKET PLUS FUND**	-3.20%	-9.10%	-0.87%	-8.20%	-23.33%	-36.58%	-25.51%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 595-4866.

Nagle Total Market Plus Fund

Portfolio Illustration

12/31/2008

The following chart gives a visual breakdown of the Fund by the security type.

The underlying securities are represented as a percentage of Net Assets

* Net Cash represents other assets less liabilities

	Nagle Total Market Plus Fund
	Schedule of Investments
	December 31, 2008

Shares		Value

COMMON STOCK - 3.84%
Electronic & Other Electrical Equipment
5,000	General Electric Co.	$ 81,000

TOTAL FOR COMMON STOCK (Cost $89,550) - 3.84%		81,000

EXCHANGE TRADED FUNDS - 88.13%
19,000	Financial Select Sector SPDR	237,880
2,100	iShares MSCI Emerging Markets Index	52,437
2,700	Midcap SPDRS	262,332
14,500	S&P 500	1,308,480

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $2,785,153) - 88.13%		1,861,129

SHORT TERM INVESTMENTS - 7.89%
166,590	Fidelity Money Market PT Cl Sel 2.61%**	166,590

TOTAL FOR SHORT TERM INVESTMENTS (Cost $166,590) - 7.89%		166,590

TOTAL INVESTMENTS (Cost $3,041,293) - 99.85%		2,108,719

OTHER ASSETS LESS LIABILITIES - 0.15%		3,080

NET ASSETS - 100.00%		$ 2,111,799

** Variable rate security; the coupon rate shown represents the yield at December 31, 2008.
The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments, at Value (Cost $3,041,293)	$ 2,108,719
Receivables:
Dividends and Interest	13,794
Prepaid Expenses	1,155
Total Assets	2,123,668
Liabilities:
Other Accrued Expenses	11,869
Total Liabilities	11,869
Net Assets	$ 2,111,799

Net Assets Consist of:
Paid In Capital	$ 3,211,763
Accumulated Undistributed Net Investment Income	4,284
Accumulated Undistributed Realized Loss on Investments & Options Written	(171,674)
Unrealized Depreciation in Value of Investments & Options Written	(932,574)
Net Assets, for 299,146 Shares Outstanding	$ 2,111,799

Net Asset Value Per Share	$ 7.06

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statement of Operations
For the year ended December 31, 2008

Investment Income:
Dividend income from underlying funds	$ 59,030
Dividend income from common stock	1,550
Interest	1,738
Total Investment Income	62,318

Expenses:
Advisory Fees (Note 3)	23,131
Legal Fees	14,031
Transfer Agent Fees	12,501
Audit Fees	11,531
Distribution and/or Service (12b-1) Fees	14
Custodial Fees	5,593
Trustee Fees	4,575
Insurance	1,800
Registration Fees	1,561
Miscellaneous Fees	366
Printing & Mailing	302
Total Expenses	75,405
Fees Waived and Expenses Reimbursed by the Advisor (Note 3)	(23,853)
Net Expenses	51,552

Net Investment Income	10,766

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(209,386)
Realized Gain on Options	37,400
Net Change in Unrealized Depreciation on:
Investments	(1,122,657)
Realized and Unrealized Loss on Investments and Options	(1,294,643)

Net Decrease in Net Assets resulting from Operations	$ (1,283,877)

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/2008	12/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 10,766	$ 13,831
Net Realized Gain (Loss) on Investments and Options Written	(171,986)	90,584
Unrealized Appreciation (Depreciation) on Investments and Options Written	(1,122,657)	50,151
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,283,877)	154,566

Distributions to Shareholders:
Net Investment Income	(19,537)	(13,776)
Realized Gains	(17,186)	(73,085)
Total Distributions	(36,723)	(86,861)

Capital Share Transactions (Note 5)	(204,272)	651,094

Total Increase (Decrease)	(1,524,872)	718,799

Net Assets:
Beginning of Year	3,636,671	2,917,872

End of Year (Including Undistributed Net Investment Income
of $4,284 and $55, respectively)	$ 2,111,799	$ 3,636,671

The accompanying notes are an integral part of these financial statements.

Nagle Total Market Plus Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Year	Period
	Ended	Ended	Ended
	12/31/2008	12/31/2007	12/31/2006 *

Net Asset Value, at Beginning of Period	$ 11.40	$ 11.11	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	0.03	0.05	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.24)	0.52	1.10
Total from Investment Operations	(4.21)	0.57	1.18

Distributions:
Net Investment Income	(0.06)	(0.05)	(0.04)
Realized Gains	(0.07)	(0.23)	(0.03)
Total from Distributions	(0.13)	(0.28)	(0.07)

Net Asset Value, at End of Period	$ 7.06	$ 11.40	$ 11.11

Total Return ***	(36.94)%	5.09%	11.78%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,112	$ 3,637	$ 2,918
Before Waivers
Ratio of Expenses to Average Net Assets	2.45%	2.44%	4.88%	****
Ratio of Net Investment Loss to Average Net Assets	(0.43)%	(0.78)%	(2.21)%
After Waivers
Ratio of Expenses to Average Net Assets	1.68%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.35%	0.41%	1.43%
Portfolio Turnover	19.60%	18.49%	48.92%

* For the period June 14, 2006 (commencement of investment operations) through December 31, 2006.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Returns for periods of less than one year are not annualized.
**** Annualized.

NAGLE TOTAL MARKET PLUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

The Nagle Total Market Plus Fund (the “Fund”), is a diversified series of Nagle Funds (the “Trust”), an open-end regulated investment company, that was organized as an Ohio business trust on January 9, 2006.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Trustees. The Fund commenced investment operations on June 14, 2006. The Fund’s investment objective is long-term total return. The Fund’s principal investment strategy is to invest in a diversified portfolio of stocks by purchasing exchange-traded funds (“ETFs”). The investment advisor to the Fund is Peter J. Nagle, R.I.A. (the “Advisor”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees (the “Board”). The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines the Advisor is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

                                                                           Investments                  Other Financial

Valuation Inputs:                                               In Securities                     Instruments

Level 1 – Quoted Prices                                       $2,108,719                          $         -

Level 2 – Significant Other Observable Inputs                    -                                      -

Level 3 – Significant Unobservable Inputs                          -                                      -

Total                                                                      $2,108,719                          $         -

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Financial Futures Contracts- The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the security.  The Fund recognizes a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Distributions to Shareholders - The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory and Distribution Agreements

The Fund has a management agreement with the Advisor to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.75%.  The Advisor had agreed to waive his management fee and reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.68% of the Fund’s average daily net assets through April 30, 2009. However, the waiver and reimbursement was estimated January 1, 2009.  The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any direct expenses (such as expenses incurred by other investment companies in which the Fund invests) and extraordinary expenses. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board.  For the year ended December 31, 2008, the Advisor earned advisory fees of $23,131. For the year ended December 31, 2008, in the aggregate, the Advisor waived and/or reimbursed the Fund a total of $23,853 (See Note 11).

The Fund has adopted a Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum of the Fund's average net assets. For the year ended December 31, 2008, the Plan accrued fees of $14, all of which all were waived.

Note 4. Related Party Transactions

Peter J. Nagle, R.I.A. is the Advisor and also serves as a trustee and officer of the Trust.  Mr. Nagle receives benefits from the Fund resulting from management fees paid to the Advisor by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at December 31, 2008 was $3,211,763 representing 299,146 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
	Shares	Amount	Shares	Amount
Shares Sold	33,564	$355,778	75,958	$884,483
Shares issued in reinvestment of distributions	5,361	36,723	7,533	86,861
Shares redeemed	(58,845)	(596,773)	(27,177)	(320,250)
Net Increase (Decrease)	(19,920)	$(204,272)	56,314	$651,094

Note 6. Options

As of December 31, 2008, the Fund had no outstanding options.

Transactions in written call options during the year ended December 31, 2008 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at January 1, 2008	0	$ 0
Options written	357	49,800
Options exercised	0	0
Options expired	(307)	(32,700)
Options terminated in closing purchase transaction	(50)	(17,100)
Options outstanding at December 31, 2008	0	$ 0

Note 7. Investment Transactions

For the year ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $593,843 and $908,791, respectively.  Purchases and sales of options aggregated $12,400 and $49,800, respectively. There were no purchases and sales of U.S. Government obligations.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2008 was $3,041,293.

At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including positions in securities sold short and options written was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$0	($932,574)	$(932,574)

On December 26, 2008 a distribution of $0.125 per share of ordinary income was declared.  The distribution was paid on December 26, 2008 to shareholders of record as of December 24, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed Net Investment Income	$ 4,473
Realized Losses	(171,985)
Unrealized depreciation on investments; options and securities sold short	$(932,574)
$(1,100,086)

At December 31, 2008, the Fund had $171,985 of capital loss carryforwards expiring on December 31, 2016 available to offset future capital gains.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of 1940 Act. As of December 31, 2008, the Schrems family, in aggregate, owned approximately 35% of the Fund and may be deemed to control the Fund.

Note 10. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Note 11. Subsequent Events

At a meeting on February 25, 2009, the Board determined, based primarily upon the recommendations of the Advisor, to close the Fund and provide for its orderly dissolution.  Accordingly, the Board has authorized the officers of the Trust to take all appropriate actions necessary for the liquidation of the Fund on or about March 31, 2009. Upon the date of liquidation, those shareholders remaining in the Fund will have their shares redeemed and the proceeds will be distributed as directed.  As of December 31, 2008 the Advisor owed the Fund $13,000.  The Advisor informed the Board that it cannot pay any of the amount owed.  As a result, as of December 31, 2008, the receivable owed by the Advisor was valued at $0, and the net asset value of the Fund’s shares was re-priced to reflect the loss.  This action has decreased the Fund’s net asset value by $.04 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Nagle Total Market Plus Fund,

  a Series of Nagle Funds

We have audited the accompanying statement of assets and liabilities of The Nagle Total Market Plus Fund, a Series of Nagle Funds (the “Fund”), including the schedule of investments, as of December 31, 2008 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 14, 2006 (commencement of investment operations) through December 31, 2006.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of December 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, on February 25, 2009 the Nagle Total Market Plus Fund’s Board of Trustees has determined to close the Fund and provide for its orderly dissolution. Liquidation of the Fund will occur on or about March 31, 2009. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2009.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of The Nagle Total Market Plus Fund, a Series of Nagle Funds as of December 31, 2008, the results of its operations (liquidation basis), the changes in its net assets (liquidation basis) and the financial highlights (liquidation basis) for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 25, 2009

Nagle Total Market Plus Fund
Expense Illustration
December 31, 2008 (Unaudited)

Expense Example

As a shareholder of the Nagle Total Market Plus Fund (the "Fund"), you incur ongoing costs consisting of management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2008	December 31, 2008	July 1, 2008 to December 31, 2008

Actual	$1,000.00	$699.98	$7.18
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.69	$8.52

* Expenses are equal to the Fund's annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NAGLE TOTAL MARKET PLUS FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2008 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is the only fund in the fund complex. The Trustees serve on no other fund boards or public company boards.

Name, Address and Date of Birth[1]	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald Asay (1954)	Trustee since 2006	District Sales Manager, Frederick Wildman & Sons, Ltd (a wine wholesaler) (2005 – present); Manager, Rumson Management NJ, Inc. (a liquor store management company) (1989 – 2005).
Margaret A. Penta[2] (1952)	Trustee since 2006	Realtor, Mary Holder Agency (a real estate broker) (2004 – present); Homemaker (2000 – 2004).
Rose Marie Widdis[2] (1955)	Trustee since 2006

Administrative Assistant, KM Hughes Enterprises (a home builder) (2007 - present); Comptroller, Sanpietro Ceramics (a Ceramics manufacturer) (2006 – 2007); Comptroller, Caesar CeramicsUSA (an Italian marble manufacturer and distributor) (1997 – present).

1 The address for each Trustee is 57 Willow Drive, Little Silver, NJ 07739.

2 Margaret A. Penta and Rose Marie Widdis are sisters.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Date of Birth[1]	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Peter J. Nagle (1959)	President, Treasurer and Chief Compliance Officer since 2006	Peter J. Nagle, investment adviser (2001- present); Trader, Spear Leeds and Kellogg (2000 – 2001); Trader, Susquehanna Partners (1995 - 1999).
Josephine T. Nagle[2] (1961)	Trustee and Secretary since 2006	Development Assistant, Rutgers School of Law (2006- present); Development Assistant, Food Bank of Monmouth and Ocean Counties (2002 – February 2006); Homemaker, (2001 – 2002).

1 The address for each Trustee and officer is 57 Willow Drive, Little Silver, NJ 07739.

2 Josephine T. Nagle is considered an "Interested” Trustees as defined in the Investment Company Act of 1940, as amended, because she is an officer of the Trust and is married to Peter J. Nagle, the Advisor.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4866 to request a copy of the SAI or to make shareholder inquiries.

NAGLE TOTAL MARKET PLUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800)732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4866.

Board of Trustees

Peter J. Nagle

Josephine T. Nagle

Donald Asay

Margaret A. Penta

Rose Marie Widdis

Investment Adviser

Peter J. Nagle, R.I.A.

57 Willow Drive

Little Silver, NJ  07739

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Nagle Total Market Plus Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 9,500

FY 2007

$ 9,500

(b)

Audit-Related Fees

Registrant

FY2008

$ 0

FY2007

$ N/A

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2008

$ 1,500

FY 2007

$ 1,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2008

$ 0

FY 2007

$ N/A

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 1,500

FY 2007

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nagle Funds

By /s/Peter J. Nagle

   *Peter J. Nagle

     President and Treasurer

Date March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Peter J. Nagle

   *Peter J. Nagle

     President and Treasurer

Date March 10, 2009

* Print the name and title of each signing officer under his or her signature.